AB BOND FUNDS

-AB Short Duration Income Portfolio (the "Fund")

Class A (Ticker: SHUAX); Class C (Ticker: SHUCX); Advisor Class (Ticker: SHUYX)

Supplement dated May 5, 2023, to the Fund's Prospectus and Summary Prospectus dated January 31, 2023, as amended.

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At a meeting held on May 2-4, 2023, AllianceBernstein L.P., the Fund's investment adviser (the "Adviser"), recommended, and the Fund's Board of Directors approved, changes to the Fund's principal investment strategies. These changes will be effective on or about July 5, 2023.

Changes in Principal Strategies

The first paragraph under "Principal Strategies" will be deleted in its entirety and replaced with the following:

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets, including any borrowings for investment purposes, in income-producing securities. The Fund also normally invests at least 65% of its total assets in investment grade debt securities of various types. Under normal circumstances, the Fund will typically maintain a dollar-weighted average duration of less than three years, although it may invest in securities of any duration or maturity.

The first sentence of the second paragraph under "Principal Strategies" will be deleted in its entirety and replaced with the following:

The Fund may invest in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund also invests in securities of U.S. and foreign governments and their agencies and instrumentalities (including mortgage-backed securities), derivatives related to such securities, and repurchase agreements relating to U.S. Government securities.

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This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectus(es) for future reference.

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